Exhibit 10.3

# Horace Mann Educators Corporation Comprehensive Executive Compensation Plan

*As Amended and Restated Effective March 3, 2021*

**Table of Contents**

I. Background 3

II. Purpose 3

III. Definitions 3

IV. Administration 8

4.01 Authority of the Committee 8

4.02 Manner of Exercise of Committee Authority 9

4.03 Limitation of Liability 10

V. Stock Subject to Plan 10

5.01 Overall Number of Shares Available for Delivery 10

5.02 Share Counting Rules 11

5.03 Per Person Award Limits 11

5.04 Preexisting Plans 11

VI. Eligibility 11

VII. Specific Terms of Certain Stock-Based Awards 12

7.01 General 12

7.02 Options 12

7.03 Stock Appreciation Rights 13

7.04 Restricted Stock 13

7.05 Restricted Stock Units 14

7.06 Bonus Stock and Awards in Lieu of Obligations 15

7.07 Dividend Equivalents 15

7.08 Other Awards 16

VIII. Performance Awards, Including Annual Incentive Awards 16

8.01 Performance Awards Generally 16

8.02 Performance Award Measures 16

IX. Deferred Cash Sub-Plan 17

9.01 Deferred Cash Sub-Plan 17

9.02 Sub-Plan Definitions 18

9.03 Sub-Plan Administration 19

9.04 Deferral Elections 19

9.05 Timing of Deferral Elections 19

9.06 Accounts 20

9.07 Distributions 21

9.08 Medium of Payment 21

Horace Mann Educators Corporation 1

X. Certain Provisions Applicable to Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 10.01 . . Additional and Substitute Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 10.02 . . Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 10.03 . . Exemptions from Section 16(b) Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 XI. Change in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 11.01 . . Committee Discretion for Awards that are not 409A Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 11.02 . . Effect of Change in Control on 409A Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 11.03 . . “Cause” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 XII. General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 12.01 . . Additional Award Forfeiture Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 12.02 . . Compliance with Legal and Other Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 12.03 . . Limits on Transferability; Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 12.04 . . Designation of Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 12.05 . . Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 12.06 . . Tax Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 12.07 . . Amendment and Termination of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 12.08 . . No Repricing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 12.09 . . Clawback; Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 12.10 . . Nonexclusivity of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 12.11 . . Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 12.12 . . Nature of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 12.13 . . Electronic Media . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 12.14 . . Payments in the Event of Forfeitures; Fractional Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 12.15 . . Code Section 409A Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 12.16 . . Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 12.17 . . Awards to Participants Outside the United States . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 12.18 . . Limitation on Rights Conferred under Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 12.19 . . Severability; Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 12.20 . . Plan Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 12.21 . . Gender and Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 12.22 . . General Creditor Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 Table of Contents 9.09 . . . No Subsequent Elections as to Time and Form of Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 9.10 . . . Payment Upon the Deferred Cash Participant’s Death . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 9.11 . . . Unforeseeable Emergencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 9.12 . . . Claims Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 9.13 . . . Deferred Compensation Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 Horace Mann Educators Corporation 2

I. Background Horace Mann Educators Corporation, a Delaware Corporation (the “Company”) formerly maintained the Horace Mann Educators Corporation 2002 Incentive Compensation Plan (the “2002 Incentive Plan”), the Horace Mann Educators Corporation Deferred Compensation Plan for Employees (“Employees’ Plan”), and the Horace Mann Educators Corporation Deferred Equity Plan for Directors (“Directors’ Plan”). The Company established the 2010 Comprehensive Executive Compensation Plan (the “Plan”) effective May 27, 2010 (the “Effective Date”) to consolidate the 2002 Incentive Plan, the Employees Deferred Compensation Plan and the Directors Deferred Equity Plan into a single document, which was approved by Shareholders of the Company on May 27, 2010. The Company subsequently amended and restated the Plan effective May 20, 2015, and further amended the Plan effective March 7, 2017. The Company now desires to further amend and restate the Plan effective March 3, 2021 (the "Restatement Effective Date"), subject to the approval of the Shareholders of the Company with respect to shares of Stock that may be deliverable under the Plan. Unless the context requires otherwise, the terms and provisions of this Plan as amended and restated shall apply to awards granted after the Restatement Effective Date, as well as to outstanding awards granted under the Plan prior to the Restatement Effective Date, to outstanding awards granted prior to the Effective Date under the 2002 Incentive Plan, and to outstanding Accounts under the Employees’ Plan and the Directors’ Plan. II. Purpose The purpose of the Plan is to aid the Company in attracting, retaining, motivating and rewarding employees, Non- Employee Directors, and other persons who provide substantial services to the Company or its Affiliates, to provide for equitable and competitive compensation opportunities, including deferral opportunities, to encourage long-term service, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for Shareholders by closely aligning the interests of Participants with those of Shareholders. The Plan authorizes stock-based and cash-based incentives for Participants. To the extent this Plan results in a deferral of income by employees for periods extending to the termination of employment or beyond, it is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. III. Definitions In addition to the terms defined in Article I above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section: “Affiliate” means any person with whom the Company would be considered a single employer under Code Sections 414(b) and 414(c), except that in applying Code Sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Code Section 414(b), the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Code Sections 1563(a)(1), (2) and (3), and in applying Treas. Reg. §1.414(c)-2 for purposes of determining a controlled group of trades or businesses under Code Section 414(c), the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Treas. Reg. §1.414(c)-2. Notwithstanding the foregoing, where justified by legitimate business criteria as determined by the Committee in its sole discretion, “at least 20 percent” shall be substituted for “at least 50 percent” in the preceding sentence in determining whether a Participant has had a Separation from Service. “Annual Incentive Award” means a type of Performance Award granted to a Participant representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance over a performance period of twelve months or less. “Award” means any Option, SAR, Restricted Stock, RSU, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Award, Performance Award or Cash Award, together with any related right or interest, granted to a Participant under the Plan. An Account (as defined in Section 9.02(c)) is not an Award. Horace Mann Educators Corporation 3

“Award Agreement” means the agreement setting forth the terms and conditions to which an Award is subject, to the extent not provided in the Plan, together with any additional documents (such as Beneficiary designations) relating to a specific Award. “Beneficiary” means the individual or entity designated by the Participant to receive the benefits specified under the Participant’s Award upon such Participant’s death. See Section 12.04. No Beneficiary shall have any rights under the Plan prior to the death of the Participant. “Beneficial Owner” has the meaning specified in Rule 13d-3 under the Exchange Act. “Board” means the Company’s Board of Directors. “Change in Control” means, unless otherwise defined in an Award Agreement, a. for Awards granted prior to the Effective Date, any one or more of the following: i. Approval by the Shareholders of the Company of a merger, reorganization, consolidation, or similar transaction, in which the Company is not the continuing or the surviving corporation, or pursuant to which Shares would be converted into cash, securities or other property, other than a merger of the Company in which no Company shareholder’s ownership percentage in the surviving corporation immediately after the merger is less than such shareholder’s ownership percentage in the Company immediately prior to such merger by ten percent (10%) or more (unless such change results from elimination of an odd lot that represented less than 0.1% of the outstanding of Stock); or (2) any sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or ii. The Shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company which is part of a sale of assets, merger, or reorganization of the Company or other similar transaction; or iii. Any “person”, as such term is defined in Sections 13(d) and 14(d) of the Exchange Act, is or becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act, of securities of the Company that represent more than 50% of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; or iv. The Incumbent Directors (determined using the Effective Date as the baseline date) cease for any reason to constitute at least a majority of the Directors of the Company then serving; and b. for Awards granted on and after the Effective Date, unless otherwise defined in the Award Agreement or excluded under subsection (d) below, any one or more of the following: i. any one person or more than one person acting as a group acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; ii. any one person or more than one person acting as a group acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company that, constitutes thirty percent (30%) or more of the total fair market value or total voting power of the stock of the Company; or iii. a majority of members of the Company’s Board is replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment or election. Horace Mann Educators Corporation 4

c. for Awards granted on and after the Restatement Effective Date, unless otherwise defined in the Award Agreement or excluded under subsection (d) below, but in addition to the events in subsection (b) above, consummation of a sale or other disposition of all or substantially all the assets of the Company, provided that any one person or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition of assets by such person), assets of the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. d. Notwithstanding subsections (b) and (c) above, for awards granted on or after the Restatement Effective Date, i. clauses (i) and (ii) of subsection (b) and subsection (c) shall not apply to an acquisition of stock or assets by the Company, any Affiliate of the Company, or any employee benefit plan of the Company or any Affiliate; ii. clauses (i) and (ii) of subsection (b) and subsection (c) shall not apply to a merger, consolidation, or similar corporate transaction (including but not limited to a transaction to effect a recapitalization or change of jurisdiction of incorporation) following the consummation of which and of all related integrated transactions the record holders of the stock of the Company prior to such transaction or series of transactions have substantially the same proportionate ownership in a surviving entity that owns directly or indirectly all or substantially all of the assets that the Company owned directly or indirectly immediately before such transaction or series of transactions except for a change in proportionate ownership that results from elimination of one or more odd lots that represented less than 0.1% of the outstanding stock, and a majority of the members of the Company's Board at any time during the 12- month period prior to such transaction on series of related integrated transactions constitute a majority of the members of the board of directors of the surviving entity immediately following the transaction or series of related integrated transactions; iii. clauses (i) and (ii) of subsection (b) shall not apply to the acquisition by a person or more than one person acting as a group of stock or securities voluntarily issued directly by the Company to such person or group in connection with the Company raising capital or making an acquisition, provided that (A) such stock or securities do not constitute more than fifty percent (50%) of the total fair market value or total voting power of the stock and securities of the Company determined after the issuance of such stock or securities, (B) such person or group is in compliance with any agreement between the Company and such person or group relating to such issuance and acquisition of stock or securities, and (C) such stock or securities are not subsequently transferred by such person or group except as may be permitted by written agreement between the Company and such person or group made at the time such stock or securities are issued; and iv. subsection (c) shall not apply to a transfer of assets (A) to a shareholder of the Company in exchange for or with respect to its stock, (B) to an entity fifty percent (50%) or more of the total value or voting power of which is owned directly or indirectly by the Company, (C) to a person, or more than one person acting as a group, that owns directly or indirectly fifty percent (50%) or more of the total value or voting power of all of the outstanding stock of the Company, or (D) to an entity, at fifty percent (50%) of the total value or voting power of which is owned directly or indirectly by a person described in immediately preceding clause (C). “Code” means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation thereunder shall include any successor provisions and regulations, and other applicable guidance or pronouncement of the Department of the Treasury and Internal Revenue Service and applicable case law. Horace Mann Educators Corporation 5

“Committee” means the Compensation Committee of the Board of Directors, the composition and governance of which is established in the Committee’s Charter as approved from time to time by the Board and subject to Section 303A.05 of the Listed Company Manual of the New York Stock Exchange, and other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or this Plan. The full Board may perform any function of the Committee hereunder except to the extent limited under Section 303A.05 of the Listed Company Manual, or the Company’s bylaws, in which case the term “Committee” shall refer to the Board. To the extent the Committee has delegated authority to another person or persons (including the Administrator as defined in Section 9.02) the term “Committee” shall refer to such other person or persons. “Company” is defined in Section 1.01. "Deferred Cash Sub-Plan" is defined in Section 9.01. “Director” means a member of the Board. “Dividend Equivalent” means a right granted to a Participant to receive cash, Stock, or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock in connection with dividend declarations, reclassifications, spin-offs, and the like. “Effective Date” is defined in Section 1.02. “Eligible Person” means an employee of the Company or any Affiliate, including any executive officer, a Non-Employee Director of the Company, a consultant or other person who provides substantial services to the Company or an Affiliate, and any person who has been offered employment by the Company or an Affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or an Affiliate. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and the rules and regulations thereunder. “Fair Market Value” means as of any applicable date the closing sale price of a share of Stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if no sales were reported on such date, the closing sales price on the last preceding day on which a sale was reported; provided that if Stock is not quoted on the Composite Tape, the closing sales price on the New York Stock Exchange shall be used, or, if Stock is not listed on such Exchange, the closing sales price on the principal United States securities exchange registered under the Exchange Act on which Stock is listed shall be used, or, if Stock is not listed on any such exchange, the last closing bid quotation with respect to a share of Stock immediately preceding the time in question on the Nasdaq or any system then in use (or any other system of reporting or ascertaining quotations then available) shall be used, or if Stock is not so quoted, the fair market value on the applicable date of a share of Stock as determined by the Board in good faith. “409A Change in Control” means a Change in Control that also qualifies, with respect to the Participant, as a change in the ownership or effective control of a corporation or a change in the ownership of a substantial portion of the assets of a corporation, within the meaning of Treas. Reg. §1.409A-3(i)(5). The determination of whether a Change in Control qualifies as a 409A Change in Control shall be made on a Participant-by-Participant basis. “409A Compensation” means an Award, an Account, or other compensation that is “nonqualified deferred compensation” subject to Code Section 409A, regardless of when granted or awarded. “Incentive Stock Option” or “ISO” means any Option intended to qualify as an incentive stock option within the meaning of Code Section 422, and qualifying thereunder. Horace Mann Educators Corporation 6

“Incumbent Directors” means, as of any specified baseline date, individuals then serving as members of the Board who were members of the Board as of the date immediately preceding such baseline date; provided that any subsequently- appointed or elected member of the Board whose election, or nomination for election by Shareholders of the Company or the Surviving Corporation, as applicable, was approved by a vote or written consent of a majority of the Directors then comprising the Incumbent Directors shall also thereafter be considered an Incumbent Director, unless the initial assumption of office of such subsequently-elected or appointed Director was in connection with (i) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (ii) a “tender offer” (as such term is used in Section 14(d) of the Exchange Act), or (iii) a proposed reorganization transaction. “Non-Employee Director” means a Director who is not an employee of the Company or an Affiliate. “Nonstatutory Option” means an Option that is not an Incentive Stock Option. “Option” means a right, granted to a Participant, to purchase a number of shares of Stock, Restricted Stock, or fully vested RSUs at a specified price during a specified time period, and subject to such other terms and conditions as the Committee may determine. The term “Option” includes both an Incentive Stock Option and a Nonstatutory Option. “Other Awards” means cash or Stock-based Awards granted to an Eligible Person under Section 7.08. “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person, and including any permitted transferee of such Award. Where appropriate in context, “Participant” includes a “Deferred Cash Participant”. “Performance Award” means a conditional right granted to an Eligible Person to receive cash, Stock or other Awards or payments, as determined by the Committee, based upon the degree of satisfaction of performance criteria specified by the Committee. Performance Awards include, but are not limited to Annual Incentive Awards. “Preexisting Plans” means the 1991 Stock Incentive Plan, the 2001 Stock Incentive Plan, the 2002 Incentive Plan, the Employees’ Plan and the Directors’ Plan. “Restricted Stock” means Stock granted to an Eligible Person under Section 7.04 which is subject to certain restrictions and to a substantial risk of forfeiture. “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing a hypothetical share of Stock granted to an Eligible Person under Section 7.05 or credited to a Deferred Stock Equivalent Account pursuant to the Deferred Cash Sub-Plan under Article IX which, if so provided in an Award Agreement, is subject to certain restrictions and to a substantial risk of forfeiture. A Restricted Stock Unit shall have a nominal value on any date equal to the Fair Market Value of one share of Stock on that date. A Restricted Stock Unit may be settled for cash, property, or shares of Stock, and may be a Performance Award. Restricted Stock Units represent an unfunded and unsecured obligation of the Company. Fully vested RSUs credited pursuant to the Deferred Cash Sub-Plan under Article IX were referred to as "Common Stock Equivalent Units" or "CSUs" prior to the Restatement Effective Date. “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act. Horace Mann Educators Corporation 7

“Separation from Service” means a. in the case of an individual who is an employee of the Company or an Affiliate, the employee’s termination of employment with the Company and its Affiliates. Whether a termination of employment has occurred shall be determined based on whether the facts and circumstances indicate the individual and the employer reasonably anticipate that no further services will be performed by the individual for the Company and its Affiliates; provided, however, that an individual shall be deemed to have a Separation from Service if the level of services he or she would perform for the Company and its Affiliates after a certain date permanently decreases to no more than twenty percent (20%) of the average level of bona fide services performed for the Company and its Affiliates (whether as an employee or independent contractor) over the immediately preceding 36-month period (or the full period of services to the Company and its Affiliates if the Participant has been providing services for less than 36 months). For this purpose, a Participant is not treated as having a Separation from Service while he or she is on a military leave, sick leave, or other bona fide leave of absence, if the period of such leave does not exceed six months (90 days in the case of an Incentive Stock Option), or if longer, so long as the Participant has a right to reemployment with the Company or an Affiliate under an applicable statute or by contract; and b. in the case of a Director, the individual ceases to be a Director of the Company and all Affiliates, unless immediately upon such cessation the individual has a relationship with the Company or an Affiliate such that such cessation would not be a separation from service under Code Section 409A, in which case a Separation from Service will occur upon the cessation of such relationship as provided in Code Section 409A. “Specified Employee” means an individual who, as of the date of his or her Separation from Service, is a key employee of the Company or any Affiliate whose stock is publicly traded. An individual is a key employee if he or she meets the requirements for being a “key employee” under the so-called top heavy rules of Code Section 416(i)(1)(A)(i), (ii), or (iii), applied by disregarding Code Section 416(i)(5), at any time during the 12-month period ending each December 31; provided that any individual who is a key employee on December 31 of any year (“Key Employee Identification Date”) shall be deemed to be a “Specified Employee” for the 12-month period beginning on April 1 of the following calendar year (“Specified Employee Effective Date”) and ending on March 31 of the next following calendar year. The Board may, consistent with the requirements of Code Section 409A, by separate action, given effect with respect to all non-qualified deferred compensation plans subject to Code Section 409A no earlier than 12 months after such action, change the December 31 date and the April 1 date in the foregoing portion of this definition, provided the new Specified Employee Effective Date is no later than the first day of the fourth month after the new Key Employee Identification Date. “Stock” means the Company’s common stock $0.001 par value, and any other equity securities of the Company that may be substituted or resubstituted for Stock. “Stock Appreciation Right” or “SAR” means a right granted to an Eligible Person under Section 7.03 to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee, which grant price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such SAR, “Termination of employment” or “Termination of service” and words of similar import, unless the context clearly indicates otherwise, mean Separation from Service. IV. Administration 4.01 Authority of the Committee The Plan shall be administered by the Committee, which shall have full and final authority, in its discretion, in each case subject to and consistent with the provisions of the Plan, a. to determine which Eligible Persons shall be granted Awards; b. to determine the type and size of Awards, the dates on which Awards may be granted, exercised or settled and on which the risk of forfeiture or any deferral period relating to Awards shall lapse or terminate, and the acceleration of any such dates; c. to determine the expiration date of any Award; d. to determine whether an Award will be granted on a standalone or tandem basis; Horace Mann Educators Corporation 8

e. to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property; f. to determine other terms and conditions of, and all other matters relating to, Awards; g. to prescribe Award Agreements evidencing or setting terms of Awards (such Award Agreements need not be identical for each Participant); h. to adopt amendments to Award Agreements and to establish rules and regulations for the administration of the Plan and amendments thereto; provided that, except as set forth herein or in the Award Agreement, the Committee shall not amend an Award Agreement in a manner that materially and adversely affects the Participant without the consent of the Participant (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant); i. to construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein; j. to exercise the powers and duties of the Administrator (as defined in Section 9.02) as provided in the Sub-Plan; and k. to make all other decisions and determinations (including factual determinations) in its discretion as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan and any Award Agreement shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 12.03 and other persons claiming rights from or through a Participant, and Shareholders. In exercising its discretion hereunder, the Committee shall have due regard for the accounting, tax, and disclosure requirements on the Company and the Participants. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to Non-Employee Directors and shall have all the powers of the Committee with respect thereto (authority with respect to other aspects of Non-Employee Director awards is not exclusive to the Board, however). 4.02 Manner of Exercise of Committee Authority a. The Committee may act through subcommittees of the Board (including a subcommittee of one Board member if permitted by applicable law), including for purposes of perfecting exemptions under Rule 16b-3 (in which case the members of the sub-committee shall qualify as Non-Employee Directors). The express grant of any specific power to the Committee, and the taking of any action by the Committee or a subcommittee, shall not be construed as limiting any power or authority of the Committee. b. To the fullest extent permitted under Section 157 and other applicable provisions of the Delaware General Corporation Law and the Company’s bylaws, the Committee may delegate to an individual who is (or individuals who each are) an officer (as determined pursuant to Section 16 of the Exchange Act), the power to approve Awards of Options, SARs, Restricted Stock or RSUs to persons eligible to receive Awards under the Plan who are not subject to Section 16 of the Exchange Act. Any action by an officer or officers pursuant to this Section 4.02(b) shall be subject to the following limitations: (A) without the express approval of the Committee, Awards made by such officer or officers not relate to more than 10,000 shares of Stock (determined pursuant to the share counting rules set forth in Section 5.02 of the Plan) in any calendar year, and (B) any such Award must be made subject to the terms (including vesting or other lapse of restrictions) set forth in the form of Award Agreement that was then most recently approved by the Committee for purposes of making such Awards. Any delegation pursuant to this Section 4.02(b) may be revoked at any time. c. Except to the extent prohibited by applicable law, the Committee may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to the Committee under the Plan that relate to the day-to-day administration of the Plan. Such delegation may be revoked at any time. Horace Mann Educators Corporation 9

4.03 Limitation of Liability The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or an Affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or an Affiliate acting at the direction or on behalf of the Committee or a delegate shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination. V. Stock Subject to Plan 5.01 Overall Number of Shares Available for Delivery Subject to adjustment as provided in Section 12.05, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be a. 751,661 shares as of December 31, 2020 plus b. the number of shares subject to awards under the Plan and Preexisting Plans which become available in accordance with Section 5.02 after the Restatement Effective Date c. an additional 2,500,000 shares. Of these shares, 100% may be delivered in connection with any Award, including “full-value Awards,” meaning Awards other than Options, SARs, or Awards for which the Participant pays the intrinsic value, either directly or in exchange for (or by foregoing) a right to receive a cash payment from the Company equal to the intrinsic value of the Award; provided, however, that any shares granted under Options or SARs shall be counted against the share limit on a one-for-one basis and any shares granted as full-value Awards shall be counted against the share limit as two and one-half (2.5) shares for every one (1) share subject to such Award. In addition 100% of the shares may be granted with respect to ISOs. The Company shall at all times during the term of the Plan retain as authorized and unissued Stock or treasury Stock at least the number of shares of Stock from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder. Horace Mann Educators Corporation

5.02 Share Counting Rules The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Shares of Stock subject to an Award or an award under a Preexisting Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated or settled without delivery of the full number of shares of Stock subject to such Award to the Participant will again be available for Awards. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or an Affiliate, shares delivered or to be delivered in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business. This Section 5.02 shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code. Because shares will count against the number reserved in Section 5.01 upon delivery (or later vesting), and subject to the share counting rules under this Section 5.02, the Committee may determine that Awards may be outstanding that relate to more shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan. If for any reason Awards require delivery, at the same time or as a result of the same event, of Shares in excess of the number then available, there shall be paid out with respect to each affected Award a number of Shares bearing the same ratio to the number of Shares to be delivered under such Award as the number of Shares available bears to the number of Shares required under all affected Awards. In the discretion of the Committee, either the undelivered balance of the Shares required under the affected Awards shall be forfeited or shall be delivered when the Shareholders approve an increase in the number of Shares available, or the Fair Market Value of the undelivered Shares shall be paid to the affected Participants in cash. Notwithstanding the foregoing, the following shares of Stock will not be added back (or with respect to awards under a Preexisting Plan, will not be added) to the aggregate number of shares of Stock available for issuance: (i) any shares of Stock that were subject to an SAR that was settled in stock (or a stock appreciation right granted under a Preexisting Plan that was settled in stock), (ii) shares of Stock delivered to or withheld by the Company to pay the exercise price of an Option (or an option granted under a Preexisting Plan), (iii) shares of Stock delivered to or withheld by the Company to pay the withholding taxes related to an Option or SAR (or an option or stock appreciation right granted under a Preexisting Plan), or (iv) shares of Stock repurchased on the open market with cash proceeds from exercise of an Option (or option granted under a Preexisting Plan). Any shares of Stock that again become available for grant (or with respect to awards under a Preexisting Plan, are added to the aggregate number of shares of Stock available for issuance) pursuant to this Section 5.02 shall be added back as one (1) share of Stock if such shares were subject to Options or SARs granted under the Plan or options or stock appreciation rights granted under a Preexisting Plan, and as two and one half (2.5) shares of Stock if such shares were subject to full-value Awards granted under the Plan or subject to awards other than options or stock appreciation rights granted under the Preexisting Plans. 5.03 Per Person Award Limits RSUs and other Awards denominated in Shares that are granted to Non-Employee Directors (exclusive of Non-Employee Director elective fee deferrals under Section 9.04 below) shall not exceed $150,000 in Fair Market Value (determined as of the date of grant) for any Non-Employee Director in any calendar year. 5.04 Preexisting Plans No grants of Awards will be made under any Preexisting Plan after the Effective Date. VI. Eligibility Awards may be granted under the Plan only to Eligible Persons. An employee on leave of absence, including for a disability who has not had a Separation from Service may be considered as still in the employ of the Company or an Affiliate for purposes of eligibility for participation in the Plan. Horace Mann Educators Corporation 11

VII. Specific Terms of Certain Stock-Based Awards 7.01 General a. General Terms. Awards may be granted on the terms and conditions set forth in this Article VII. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 12.07), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan. b. Minimum Vesting. Except as otherwise set forth in this Section 7.01(b), no portion of any grant of Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units (including any such Award that is otherwise intended to constitute a Performance Award) shall, on the date any such Award is granted, provide that such Award shall become vested (i.e., nonforfeitable) or free from restriction, as applicable, sooner than the first anniversary of the date such Award is granted; provided, that an Award may provide for earlier vesting or lapse of restrictions (i) in the event of the death or disability of the applicable Participant, (ii) if such Award is granted pursuant to Section 10.01 hereof and the award being replaced was previously subject to vesting or a lapse of restrictions that would have occurred within one year of the date the substitute Award is granted, (iii) Awards granted prior to March 7, 2017 shall not be subject to the vesting minimums described in this Section 7.01(b). In addition to the exceptions set forth in clauses (i), (ii) and (iii) above, the Committee shall have the authority to grant Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units (including any such Award that is otherwise intended to constitute a Performance Award) that become vested (i.e., nonforfeitable) or free from restrictions, as applicable, prior to the first anniversary of the grant date thereof, so long as such Awards do not represent more than five percent (5%) of the aggregate maximum number of shares of Stock available for Awards under this Plan (as set forth in Section 5.01). For purposes of determining the number of shares of Stock that remain available for delivery under the five percent (5%) limit set forth in the preceding sentence, the counting rules set forth in Section 5.02 of this Plan shall apply. 7.02 Options The Committee is authorized to grant Options to Eligible Persons on the following terms and conditions: a. Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and Nonstatutory Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option. b. Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, which in no event shall exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Stock (including Stock deliverable upon exercise), Restricted Stock or other property that does not have a deferral feature, other Awards or awards granted under other plans of the Company or any Affiliate, or other property (including through “net exercise” or “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options. Horace Mann Educators Corporation 12

c. Incentive Stock Options i. Only employees (as determined in accordance with Section 3401(c) of the Code) of the Company or any of its subsidiaries may be granted Incentive Stock Options. For this purpose, “subsidiary” means any company (other than the Company) in an unbroken chain beginning with the Company; provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one or the other companies in such chain. ii. If and to the extent that the aggregate Fair Market Value of the Stock (determined as of the date of grant) with respect to which a Participant’s Incentive Stock Options are exercisable for the first time during any calendar year exceeds $100,000, such Options shall be treated as Nonstatutory Options. For purposes of applying this limitation, Incentive Stock Options shall be taken into account in the order in which they were granted. iii. Unless otherwise provided in the Award Agreement, upon the Participant’s termination of employment for any reason, any outstanding Incentive Stock Option granted to such Participant, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately. iv. No Incentive Stock Option shall be granted more than 10 years after the earlier of the adoption of the Plan or shareholder approval of the Plan; provided that after the initial adoption of the Plan, such 10-year period shall be measured from the earlier of a subsequent amendment of the Plan requiring shareholder approval or shareholder approval of the Plan as so subsequently amended. v. Award Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to comply with the applicable provisions of Section 422 of the Code. 7.03 Stock Appreciation Rights The Committee is authorized to grant SARs to Eligible Persons. The Committee shall determine the term of each SAR; provided that in no event shall the term of an SAR exceed a period of ten years from the date of grant. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement (whether cash, Stock, or other property), and the method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be free-standing or in tandem or combination with any other Award. 7.04 Restricted Stock The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions: a. Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. A Participant shall pay such consideration for the Restricted Stock as the Committee may require; provided that the minimum consideration for shares of Restricted Stock (other than treasury shares) shall be the par value of such shares of Stock. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to subsection (d) below). b. Forfeiture. Except as otherwise determined by the Committee or provided in the Award Agreement, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes. Horace Mann Educators Corporation 13

c. Evidence of Stock Ownership. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock. d. Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Restricted Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, cash, Stock or other property distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. 7.05 Restricted Stock Units The Committee is authorized to grant RSUs to Eligible Persons, subject to the following terms and conditions except as provided in subsection (e) below: a. Award and Restrictions. RSUs shall be subject to restrictions constituting a substantial risk of forfeiture, which conditions may be time-based or performance-based. Unless deferred pursuant to subsection 7.05(d) below, settlement of RSUs by delivery of cash, Stock, or other property, as specified in the Award Agreement, shall occur upon the lapse of the substantial risk of forfeiture, but no later than March 15 of the year following the year in which the substantial risk of forfeiture lapses. In addition, RSUs shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the same time as the substantial risk of forfeiture or at earlier or later specified times, separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. b. Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the RSUs), all RSUs that are at that time subject to such forfeiture conditions shall be forfeited, together with any Dividend Equivalents that have accrued thereon; unless the Committee provides, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs will lapse in whole or in part, including in the event of terminations of employment or service resulting from specified causes. c. Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such RSUs, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in RSUs, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect, and shall be paid when the RSUs to which they relate are settled. Notwithstanding the foregoing, Dividend Equivalents (whether in the form of RSUs or otherwise) on RSUs that are Performance Awards shall be forfeited if the RSUs to which they relate are forfeited or otherwise not earned. Unless otherwise determined by the Committee, cash, Stock or other property distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Horace Mann Educators Corporation 14

d. Deferral of RSUs. The Committee may permit an employee or Non-Employee Director who is granted RSUs to elect to defer settlement of the RSUs in accordance with this Section 7.05(d), subject to such additional terms and conditions as the Committee shall designate in its discretion. i. Deferral Elections. An election to defer RSUs shall be made on or before December 31 of the calendar year preceding the calendar year in which the RSUs are granted, on a form (which may be electronic) authorized by the Committee, and shall not carry over from year to year unless the Committee timely provides otherwise. The RSU deferral election shall include (x) the portion of the RSU Award to be deferred, (y) the date on which settlement of the deferred RSUs shall be made or commence (which may be a fixed date, the grantee’s attainment of a particular age, the grantee’s Separation from Service for any reason, or such other dates or circumstances as may be required or permitted by the Committee); and (z) whether settlement shall be made on a single date or in installments over a period and subject to such terms and conditions as may be set by the Committee at the time of the deferral election. If there is no election as to form of settlement, then settlement shall be made no later than 90 days following the date designated in (y), in a lump sum in cash, Stock, or such other medium as the Committee may designate. ii. New Grantees. Notwithstanding subsection (i) above, the Committee may permit an RSU deferral election to be made by a grantee who never previously received an RSU, and who never previously had an Account and never previously had deferred compensation under any other plan required by Code Section 409A to be aggregated with his or her RSUs. Such an individual’s RSU deferral election shall be made within 30 days of the grant of the RSUs and shall be effective only with respect to a fractional portion of the RSUs determined by multiplying (separately with respect to each applicable vesting date), the grant date value of the number of RSUs vesting on such vesting date by a fraction, the numerator of which is the number of calendar days between the date the deferral election is received by the Company and the date such RSUs vest, and the denominator of which is the total number of calendar days between the grant date and the vesting date. iii. Dividend Equivalents on Deferred RSUs. During the deferral period, Dividend Equivalents shall be credited to deferred RSUs pursuant to subsection (c) subject to such terms and conditions as the Committee shall specify. iv. Claims Procedure. To the extent RSUs are deferred to the termination of covered employment or beyond, they shall be subject to the claims procedure under Section 9.12, substituting “grantee” for “Deferred Cash Participant” and “settlement of deferred RSUs” for “distribution from an Account”. e. Notwithstanding subsections (a) through (d) above, those subsections shall not apply to fully vested RSUs credited to an Account pursuant to the Deferred Cash Sub-Plan, which shall be subject to the terms and conditions set forth in Article IX. 7.06 Bonus Stock and Awards in Lieu of Obligations The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. 7.07 Dividend Equivalents The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equivalent to all or a portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a freestanding basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify with due regard to the applicability of Code Section 409A. Notwithstanding the foregoing, (a) Dividend Equivalents shall not be provided with respect to Options or Stock Appreciation Rights, and (b) any Dividend Equivalents associated with a Performance Award shall be forfeited to the extent the Performance Award is forfeited or otherwise not earned. Horace Mann Educators Corporation 15

7.08 Other Awards The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 7.08 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 7.08. VII. Performance Awards, Including Annual Incentive Awards 8.01 Performance Awards Generally The Committee is authorized to grant Performance Awards to Eligible Persons, denominated in cash or in Stock or other property, in accordance with this Article VIII. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards or property (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee over a performance period established by the Committee. If the performance period is one year, then the Performance Award shall be deemed an Annual Incentive Award. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, including but not limited to those measures set forth in Section 8.02 below. After the end of each performance period, the Committee shall determine the amount, if any, of the Performance Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Performance Award shall be reduced from the amount of his or her potential Performance Award, including a determination to make no final Award whatsoever, and may exercise its discretion to increase the amounts payable under any Performance Award. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment or service by the Participant or other event (including a Change in Control) prior to the end of a performance period or otherwise prior to settlement of such Performance Awards. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, at the discretion of the Committee. 8.02 Performance Award Measures a. Performance Goals Generally. The performance goal for Performance Awards may consist of one or more of the business criteria listed in Section 8.02(b)(i), including or excluding the adjustments described in Section 8.02(b)(ii), and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. The Performance Award may also have threshold levels of performance (below which no Performance Award shall be paid) and maximum levels of Performance Award, regardless of the degree to which the actual performance exceeds the target level. The performance goal may be objective. Any performance goal may be established for one performance period or averaged over time, as the Committee may deem appropriate. Performance may, but need not be, based on a change or an increase or positive result. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies, or any combination thereof. Horace Mann Educators Corporation 16

b. Business Criteria; Inclusion and Exclusion of Certain Items. i. Performance goals may be based on one or more of the following business criteria for the Company, on a consolidated basis, pre-tax or after-tax, and/or for specified subsidiaries or affiliates, other business units, or lines of business, or for any individual: (1) insurance premiums written, insurance premiums earned, contract deposits, contract charges earned, or policies or contracts in force; (2) increase in gross revenues; (3) income before realized investment gains and losses (operating income), before or after taxes, and income before or after interest, depreciation, amortization, or extraordinary, or unusual or infrequently occurring or special items; (4) income before realized investment gains and losses (operating income) per common share (basic or diluted), and income before realized investment gains and losses (operating income) from continuing operations per common share (basic or diluted); (5) return on equity (including operating income return on average equity), return on assets (gross or net), return on investment, or return on capital; (6) market capitalization; (7) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (8) book value of Stock, including or excluding the effect of unrealized investment gains and losses (FAS 115 or any successor thereto); (9) net interest margin; (10) annuity accumulated value or annuity accumulated value persistency; (11) net investment income and realized investment gains or losses (including on a per share basis); (12) economic value created; (13) operating margin or profit margin; (14) expense ratios, claims ratios, or loss ratios; (15) stock price or TSR; (16) shareholder equity or changes in shareholder equity; (17) dividends, including as a percentage of net income; (18) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or geographic business expansion goals, cost targets, market share, premium levels, surplus levels, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, sales units, agent growth and goals relating to acquisitions, divestitures or joint ventures; (19) satisfaction of hiring goals; (20) financial or credit ratings; (21) results of objective customer satisfaction surveys; (22) satisfaction of diversity goals; (23) enterprise risk management; or (24) succession planning. ii. The Committee may provide in any Performance Award that any evaluation of performance may include or exclude any of the following items: (1) unusually large catastrophe losses which aggregate (net of reinsurance) in excess of “planned” catastrophe losses; (2) asset write-downs; (3) litigation or claim judgments or settlements; (4) the effect of changes in tax laws, accounting principles, regulations, or other laws or regulations affecting reported results; (5) any reorganization and restructuring programs; (6) acquisitions or divestitures; (7) extraordinary, or unusual or infrequently occurring items identified in the Company’s audited financial statements, including footnotes, (8) annual incentive payments, other bonuses or benefit plan charges; or (9) capital charges. c. Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance in connection with Performance Awards. The amount of such Performance Award pool may be based upon the achievement of one or more performance goals based on one or more of the business criteria set forth in Section 8.02(b) during the performance period, as specified by the Committee. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria. The maximum amount payable to any Participant shall be a stated percentage of the bonus pool; provided the sum of such percentages shall not exceed 100%. IX. Deferred Cash Sub-Plan 9.01 Deferred Cash Sub-Plan This Article IX providing for deferrals of certain amounts otherwise payable in cash shall constitute the Deferred Cash Sub-Plan (“Sub Plan”) within the Plan. To the extent the Sub-Plan results in deferral of income by employees to the termination of covered employment or beyond, the Sub-Plan is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. Except as otherwise provided, the terms and conditions of this Sub-Plan apply solely to the Sub-Plan. Horace Mann Educators Corporation 17

9.02 Sub-Plan Definitions For purposes of this Sub-Plan, “Administrator” means the persons designated by the Committee to administer the Accounts under this Sub-Plan, or, if no such persons have been designated, the Committee. The Administrator shall have the powers and duties of the Committee and such additional powers and duties as are set forth in Section 9.03. “Deferred Cash Participant” means a Participant who is a current or former LTIP Employee or Non-Employee Director with an Account under the Sub-Plan. “Deferred Stock Equivalent Account” or “Account” means the bookkeeping account established by the Company in respect to each Deferred Cash Participant, to which shall be credited the amounts deferred by such Participant and, in the case of a Non-Employee Director, Company matching deferrals, as provided in the Sub-Plan and converted into fully vested RSUs pursuant to the Sub-Plan. “Distribution Date” means, with respect to any Subaccount, the date selected by the Deferred Cash Participant for distribution with respect to such Subaccount on an approved election form. The date selected may be a fixed date, the Deferred Cash Participant’s attainment of a particular age, the Deferred Cash Participant’s Separation from Service for any reason, or such other dates or circumstances as may be required or permitted by the Administrator with respect to a given deferral election. “LTIP Employee” means an Employee of the Company or an Affiliate eligible for Long-Term Bonus Compensation. “Long-Term Bonus Compensation” means the bonus payable under the Company’s long term incentive plan, as such plan shall exist from time to time. “Payment Date” means the date on which the Company would have paid an amount of compensation to the Deferred Cash Participant but for the such Participant’s deferral election with respect thereto. “Subaccount” means each subaccount of a Deferred Cash Participant in the Employees Plan or the Directors Plan as of December 31, 2009, plus, for periods after December 31, 2009, each subaccount of a Deferred Cash Participant’s Deferred Stock Equivalent Account maintained by the Administrator, to which is credited (i) in the case of a Director, the fees deferred under the Plan for each separate calendar year and Company matching deferrals attributable to such fees, and (ii) in the case of an LTIP Employee, the Long-Term Bonus Compensation deferred with respect to each election period. Subaccounts may be commingled on the Administrator’s records to the extent they are subject to identical distribution provisions. “Unforeseeable Emergency” is a severe financial hardship to the Deferred Cash Participant resulting from a sudden and unexpected illness or accident of the Deferred Cash Participant, the Deferred Cash Participant’s spouse, Beneficiary, or dependent (as defined in Code Section 152(a), without regard to subsections (b)(1), (b)(2) and (d)(1)(B)), the loss of the Deferred Cash Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Deferred Cash Participant. Horace Mann Educators Corporation 18

9.03 Sub-Plan Administration a. The Sub-Plan shall be administered by the Administrator. The action of a majority of the committee shall be deemed to be the action of the Administrator; provided that no member of the committee shall vote on any discretionary action with respect to such member’s own Deferred Stock Equivalent Account or status or action as a Deferred Cash Participant. In addition to the powers and subject to the limitations contained elsewhere in the Plan and the Sub-Plan, the Administrator shall have the sole and complete authority: (a) to impose such limitations, restrictions and conditions as the Administrator shall deem appropriate, (b) to interpret the Sub-Plan and to adopt, amend and rescind administrative guidelines, forms, and other rules and regulations relating to the Sub-Plan, (c) to correct defects in the Sub-Plan, supply omissions and correct administrative errors, and (d) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Sub-Plan. Notwithstanding the foregoing, the Administrator shall have no authority, discretion or power to alter or amend any terms or conditions specified in the Sub-Plan. The Administrator’s determinations on matters within the Administrator’s authority shall be conclusive and binding upon the Company, the Deferred Cash Participants, Beneficiaries and all other persons. 9.04 Deferral Elections a. LTIP Employees. An LTIP Employee may elect to defer receipt of all or a specified portion of any Long-Term Bonus Compensation otherwise payable in cash. b. Non-Employee Directors. A Non-Employee Director may elect to defer receipt of all or a specified portion of the Non-Employee Director’s cash annual retainer, cash annual committee chair’s fee, cash annual Chairman of the Board’s fee, cash Board meeting fees, cash Committee meeting fees, or other Director compensation otherwise payable in cash. c. Deferral Election. Deferral elections must be timely filed with the Company on forms (which may be electronic) approved by the Administrator. An LTIP Employee’s election shall include: the percentage or dollar amount of each applicable Long-Term Bonus Compensation payment to be deferred. A Non-Employee Director’s election shall include the percentage or dollar amount of cash fees to be deferred (which may be designated separately with respect to each type of cash fees). Each Deferred Cash Participant shall designate (i) the Distribution Date for such deferred payments and (ii) the form of distribution thereof. 9.05 Timing of Deferral Elections a. Initial Elections. An election to defer Long-Term Bonus Compensation payments shall be made on or before December 31 of the calendar year preceding the first calendar year in the performance period during which the Long-Term Bonus Compensation is earned. An election to defer cash Non-Employee Directors fees must be filed no later than December 31 preceding the calendar year in which the fees to be deferred are to be earned. Unless otherwise provided by the Administrator, deferral elections do not carry over from year to year. A new deferral election must be made with respect to amounts earned in each calendar year (or where longer than one year, each performance period). b. New LTIP Employees. Notwithstanding Section 9.05(a), with respect to an individual who first becomes an LTIP Employee during a calendar year, the LTIP Employee’s election must be made and filed within thirty (30) days of the date such individual first becomes an LTIP Employee; provided, however, that if the LTIP Employee has or ever had a Deferred Stock Equivalent Account under the Plan or has or ever had deferred compensation any other plan required by Code Section 409A to be aggregated with his or her Deferred Stock Equivalent Account, the preceding portion of this sentence shall not apply and the LTIP Employee may not make a deferral election with respect to Long-Term Bonus Compensation until the next calendar year, unless: i. he or she was not eligible to make a deferral election under this Sub-Plan (or under any other plan required by Code Section 409A to be aggregated with this Sub-Plan) at any time during the twenty-four (24)-month period ending on the date he or she again becomes an LTIP Employee, or ii. he or she was paid all nonqualified deferred compensation amounts previously due under the Sub-Plan (or under any other plan required by Code Section 409A to be aggregated with this Sub-Plan) and, on and before the date of the last such payment, was not eligible to continue to participate in this Sub-Plan (and any other plan required by Code Section 409A to be aggregated with this Sub-Plan) for periods after such payment. Horace Mann Educators Corporation 19

A deferral election under this Section 9.05(b) will be effective only with respect to Long-Term Bonus Compensation paid for services performed after such election. For this purpose, the amount of the bonus payable to the LTIP Employee for services rendered subsequent to the LTIP Employee’s election will be determined by multiplying the bonus by a fraction, the numerator of which is the number of calendar days remaining in the performance period after the election and the denominator of which is the total number of calendar days in such performance period. For this purpose, the date the executed election form (which may be electronic) is received by the Company. c. New Non-Employee Directors. Notwithstanding Section 9.05(a), with respect to the calendar year in which an individual first becomes a Non-Employee Director (either by election or appointment), the Non-Employee Director’s election must be made and filed: i. with respect to the annual Director’s fee, the annual committee chair’s fee, the annual Chairman of the Board’s fee, or other fees paid on an annual basis, prior to the date the individual becomes a Director; and ii. with respect to the Non-Employee Director’s meeting fees, within thirty (30) days after the date the individual becomes a Non-Employee Director (either by election or appointment), but only with respect to fees for meetings which occur after the date of such deferral election. An individual who was a Non-Employee Director, ceased being a Director, and again becomes a Non-Employee Director (either by election or appointment), shall be considered a new Non-Employee Director only if: iii. he or she was not eligible to make deferral elections under this Sub-Plan (or any other plan or arrangement required by Code Section 409A to be aggregated with this Sub-Plan) at any time during the twenty-four (24)-month period ending on the date he or she again becomes a Non-Employee Director, or iv. he or she was paid all nonqualified deferred compensation amounts previously due under the Sub-Plan (or under any other plan or arrangement required by Code Section 409A to be aggregated with the Sub- Plan) and, on and before the date of the last such payment, was not eligible to continue to participate in the Sub-Plan (or any other plan or arrangement required by Code Section 409A to be aggregated with the Sub-Plan) for periods after such payment. 9.06 Accounts a. Deferred Stock Equivalent Accounts. A Deferred Stock Equivalent Account and related Subaccounts shall be established for each Deferred Cash Participant. Amounts deferred by a Deferred Cash Participant shall be converted into fully vested RSUs as of the applicable Payment Date in a number determined by dividing the amount deferred (net of any applicable withholding) by the Fair Market Value of a share of Stock on the applicable Payment Date (rounded to two decimal places), and shall be credited to the Deferred Stock Equivalent Account as of such date. The Deferred Stock Equivalent Account shall be credited with Dividend Equivalents as provided in Section 9.06(b) and shall be reduced by the amount of any distributions as of the date of distribution. b. Dividend Equivalents. A Deferred Cash Participant’s Deferred Stock Equivalent Account shall be credited with Dividend Equivalents on the dividend distribution date with respect to each fully vested RSU credited to such Account on the applicable record date. Notwithstanding the foregoing, no Dividend Equivalents shall be credited to the Account of a Non-Employee Director Participant whose Separation from Service occurs prior to the applicable record date. c. Fractional Shares. Fractional shares shall be credited to a Deferred Cash Participant’s Deferred Stock Equivalent Account cumulatively, but distribution of the Deferred Stock Equivalent Account shall be made in accordance with Section 9.08. Horace Mann Educators Corporation 20

9.07 Distributions a. Timing of Payment. Each Subaccount in a Deferred Cash Participant’s Deferred Stock Equivalent Account shall be distributed or shall commence to be distributed promptly upon and in no event more than ninety (90) days following the Distribution Date; provided that if the applicable Distribution Date is the Deferred Cash Participant’s Separation from Service and as of the date of such Separation from Service the Deferred Cash Participant is a Specified Employee, the Subaccount shall be distributed or shall commence to be distributed on the Delayed Distribution Date. If the Deferred Cash Participant did not make an affirmative election as to the Distribution Date of any Subaccount, he or she shall be deemed to have elected the Deferred Cash Participant’s Separation from Service as the Distribution Date. b. Form of Payment. Each Subaccount in a Deferred Cash Participant’s Deferred Stock Equivalent Account shall be distributed in the form selected by the Deferred Cash Participant within the time period for making an initial deferral election with respect to such Subaccount, which shall be one of the following, subject to the remaining provisions of this Article IX. i. a single lump sum; or ii. installments over a period designated by the Deferred Cash Participant (not to exceed five (5) years). Except as otherwise provided in the Deferred Cash Participant’s deferral form, the first such installment shall be based on the number of fully vested RSUs credited to the Account on the first Distribution Date, divided by the number of installments. Subsequent installment payments shall be based on the same number of RSUs as the first installment (subject to adjustments as provided in Section 12.05), plus Dividend Equivalents accumulated on such number of RSUs since payment of the prior installment. The last installment shall include all amounts not previously distributed. For purposes of this Sub-Plan and Code Section 409A, the entitlement to installment payments is treated as the entitlement to a single payment. If the Deferred Cash Participant does not make an affirmative election as to the form of election of any Subaccount, he or she shall be deemed to have elected distribution of such Subaccount in a lump sum. Notwithstanding the foregoing, for avoidance of doubt, Accounts are subject to the provisions of Article XI (regarding Change in Control). 9.08 Medium of Payment a. Deferred Cash Participant Election. Distributions from a Deferred Cash Participant’s Deferred Stock Equivalent Account shall be made in shares of Stock (one share of Stock for each RSU subject to such distribution), or in cash in an amount equal to the number of RSUs subject to such distribution multiplied by the Fair Market Value of a share of Stock, as of the date of the distribution, as the Deferred Cash Participant may choose at such time and in such manner as may be permitted by the Administrator. b. Cash is Default Election. If the Deferred Cash Participant does not make an affirmative election as to the medium of payment, the Deferred Cash Participant shall be deemed to have elected a distribution in cash. 9.09 No Subsequent Elections as to Time and Form of Distribution a. Pre-2009 Subaccounts. Notwithstanding anything herein to the contrary, the Distribution Date and form of payment with respect to any Subaccount in existence as of January 1, 2009 shall be in accordance with the last election made or deemed made by the Deferred Cash Participant on or before December 31, 2008 with respect to such Subaccount. b. No Subsequent Deferral Elections. After December 31, 2008, no Deferred Cash Participant may change his or her Distribution Date or form of payment with respect to any Subaccount at any time after he or she makes the initial election. Horace Mann Educators Corporation 21

9.10 Payment Upon the Deferred Cash Participant’s Death In the event a Deferred Cash Participant dies before his or her entire Deferred Stock Equivalent Account is distributed, all undistributed amounts remaining in such Account shall be distributed to the Deferred Cash Participant’s Beneficiary promptly and in no event more than ninety (90) days after the Deferred Cash Participant’s death in a lump sum cash payment or other manner permitted by the Administrator. 9.11 Unforeseeable Emergencies a. Application for Distribution. In the event of an Unforeseeable Emergency, to the extent the Administrator determines that such action is necessary to alleviate the Unforeseeable Emergency, the Administrator may pay all or a part of a Deferred Cash Participant’s Account to the Deferred Cash Participant in cash, plus amounts necessary to pay federal, state or local income taxes and penalties reasonably anticipated to result from the distribution, after taking into account the extent to which such need is or may be relieved through reimbursement or compensation by insurance, by liquidation of the Deferred Cash Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship), or by cessation of deferrals under the Sub-Plan or another plan required by Code Section 409A to be aggregated with the Sub- Plan. Such action shall be taken only if the Deferred Cash Participant (or the Deferred Cash Participant’s legal representative or successor) submits a signed application describing fully the circumstances which are deemed to justify the payment, together with an estimate of the amounts necessary to alleviate the Unforeseeable Emergency (together with taxes on the distribution), which application shall be approved or denied by the Administrator after making such inquiries as the Administrator deems necessary or appropriate. b. Application for Cessation of Deferrals. In the event a Deferred Cash Participant requests a distribution due to an Unforeseeable Emergency, or the Deferred Cash Participant requests a cancellation of deferrals under the Plan in order to alleviate his or her Unforeseeable Emergency, and the Administrator determines that the Deferred Cash Participant’s Unforeseeable Emergency may be relieved through the cessation of some or all the Deferred Cash Participant’s deferral elections under the Plan for such calendar year, the Administrator shall permit cancellation of such deferral elections as appropriate to alleviate the Unforeseeable Emergency, shall be cancelled as soon as administratively practicable following such determination by the Administrator. 9.12 Claims Procedures Any Deferred Cash Participant or Beneficiary of a Deferred Cash Participant (“Applicant”) who believes he or she is entitled to a distribution from an Account or who desires to clarify his or her rights under this Sub-Plan may file a written claim for benefits with the Administrator. If a claim for benefits is denied, the Administrator shall furnish to the Applicant within 90 days after its receipt of such claim (or within 180 days after such receipt if special circumstances require an extension of time), a written notice which: (a) specifies the reasons for the denial, (b) refers to the pertinent provisions of the Sub-Plan on which the denial is based, (c) describes any additional material or information necessary for the perfection of the claim and explains why such material or information is necessary, and (d) explains the claim review procedures. Upon the written request of the Applicant submitted within 60 days after receipt of such written notice, the Administrator shall afford the Applicant a full and fair review of the decision denying the claim and, if so requested: (1) permit the Applicant to review any documents which are pertinent to the claim, (2) permit the Applicant to submit to the Administrator issues and comments in writing and (3) afford the Applicant an opportunity to meet with the Administrator as a part of the review procedure. Within 60 days after the Administrator’s receipt of a request for review (or within 120 days after such receipt if special circumstances, such as the need to hold a meeting, require an extension of time) the Administrator shall notify the Applicant in writing of the Administrator’s decision on appeal and the reasons for such decision, and shall refer the Applicant to the provisions of the Plan which form the basis for such decision. 9.13 Deferred Compensation Plan The Sub-Plan is a non-qualified plan of deferred compensation and Accounts represent 409A Compensation. No benefits under the Sub-Plan shall be subject to “grandfathering” treatment under Code Section 409A, even if such benefits were deferred and vested under the Employees’ Plan or the Directors’ Plan before January 1, 2005. The Company intends that amounts deferred under the Sub-Plan shall either be exempt from or comply with the restrictions of Section 409A of the Code, and the Plan (including the Sub-Plan) shall be administered, interpreted and construed at all times consistent with that intent. Horace Mann Educators Corporation 22

X. Certain Provisions Applicable to Awards 10.01Additional and Substitute Awards Awards granted under the Plan may, in the discretion of the Committee, be granted either in addition to, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate, or any other right of a Deferred Cash Participant to receive payment from the Company or any Affiliate. Awards granted in addition to other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. 10.02 Interest Awards may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the granting or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. 10.03 Exemptions from Section 16(b) Liability With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall grant Awards under the Plan and otherwise administer the Plan in a manner so that the grant and exercise of each Award with respect to such a Participant may qualify for exemption from liability under Rule 16b-3 or otherwise not be subject to liability under Section 16(b), except that this provision shall not limit sales by such a Participant, and shall not limit a Participant’s ability to engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant. XI. Change in Control 11.01 Committee Discretion for Awards that are not 409A Compensation Unless otherwise provided in the Award Agreement, in the event there is any Change in Control, the Committee may, in its discretion, with respect to any Award or agreement that is not 409A Compensation, without the consent of the Participant, provide for any or all of the following to occur: a. the assumption or substitution of, or adjustment to, such outstanding Award or agreement; b. acceleration of the vesting of such Award and termination of any restrictions or performance conditions on such Award; or c. the cancellation of such Award or agreement for a payment to the Participant in cash or other property. The Committee may provide for the preceding to occur immediately upon the Change in Control or upon the termination of employment or service of the Participant initiated by the Company or an Affiliate other than for Cause (as defined below) within a fixed time (not to exceed two years) following the Change in Control. In addition, with respect to any unexercised Option or SAR, the Committee may extend the period for exercising the vested portion thereof for the greater of three (3) months following such a termination of employment or service within such fixed time (but only during the stated term of the Option or SAR). Horace Mann Educators Corporation 23

11.02 Effect of Change in Control on 409A Compensation a. 409A Change in Control. i. Awards that are 409A Compensation. Unless otherwise provided at the time of grant of an Award providing for 409A Compensation, in the event there is a 409A Change in Control, and within the one- year period thereafter, an affected Participant has a termination of employment or service initiated by the Company or an Affiliate other than for Cause as defined below, then such Participant’s Award shall become fully vested, any restrictions or performance conditions on such Award shall thereupon lapse; and the Award shall be settled as promptly as practicable but no more than 90 days following such termination, subject to Section 12.12(b). ii. Accounts. Unless otherwise provided at the time an election is made to defer cash compensation to an Account, if there is a 409A Change in Control, each affected Sub-Plan Participant shall receive, within ten (10) days of the date of such Change in Control, a lump sum distribution of his or her Deferred Stock Equivalent Account in cash. b. Non-409A Change in Control. The occurrence of a Change in Control that is not a 409A Change in Control with respect to an affected Participant shall have no effect per se on any 409A Compensation of that Participant. 11.03 “Cause” For purposes of this Article XI, the term “Cause” shall mean, unless otherwise defined in an Award agreement or employment or Change-of-Control agreement between the Company or a subsidiary and the Participant then in effect: a. A Participant’s conviction of any felony under federal law or the law of the state in which the act occurred; b. Dishonesty by the Participant in the course of fulfilling his or her employment duties or service duties to the Company or a subsidiary; or c. Willful and deliberate failure on the part of the Participant to perform his or her employment or service duties to the Company or a subsidiary in any material respect, after reasonable notice of the non-performance and opportunity to correct it. The existence of “Cause” shall be determined by the Committee or its delegate in its sole discretion. XII. General Provisions 12.01 Additional Award Forfeiture Provisions The Committee may condition a Participant’s right to receive a grant of an Award to be eligible to make a deferral under the Sub-Plan, to exercise an Award, to retain Stock, cash or other property acquired in connection with an Award or an Account, or to retain the profit or gain realized by a Participant in connection with an Award, including cash or other property received upon sale of Stock acquired in connection with an Award, upon compliance by the Participant with specified conditions relating to non-competition, confidentiality of information relating to the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its officers, Directors and affiliates, and other requirements applicable to the Participant, as determined by the Committee, including during specified periods following termination of employment or service to the Company. Horace Mann Educators Corporation 24

12.02 Compliance with Legal and Other Requirements The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. 12.03 Limits on Transferability; Beneficiaries The right of a Participant and his or her Beneficiary to receive payments or distributions hereunder, and Awards and other rights and interests of Participants and Beneficiaries shall not be subject in any manner to anticipation, alienation, sale, transfer (other than by will or the laws of descent and distribution or as provided below), assignment, pledge, hypothecation, encumbrance, attachment, lien, obligation or liability, or garnishment by creditors (collectively, “Assignment”) of a Participant or his or her Beneficiary (other than in favor of the Company or an Affiliate thereof). In addition, there shall be no transferability of any Award or other right or interest of any Participant or Beneficiary to any third-party financial institutions. Any attempted Assignment or transfer shall be void. Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Permitted Transferees (as defined below) during the lifetime of the Participant, and may be exercised by such Permitted Transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee. “Permitted Transferee” shall mean, with respect to an employee who has transferred his or her award (but not in a transfer for value), any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister- in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests. A Beneficiary, Permitted Transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee. 12.04 Designation of Beneficiary Each Participant may file with the Committee a written designation of one or more persons or revocable trusts as the Beneficiary who shall be entitled to receive the amount, if any, payable hereunder after the Participant’s death or to exercise an Award or to receive settlement of an Award after the Participant’s death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee prior to the Participant’s death shall be controlling. If no such Beneficiary designation is in effect at the time of the Participant’s death, or if no designated Beneficiary survives the Participant, the Participant’s estate shall be deemed to have been designated his or her Beneficiary and the executor or administrator thereof shall receive the amount, if any, payable hereunder or exercise or receive settlement of an Award after the Participant’s death. If the Committee is in doubt as to the right of any person as Beneficiary, the Company may retain any amount in question until the rights thereto are determined, or the Company may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor. Horace Mann Educators Corporation 25

12.05 Adjustments In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is appropriate, or, in the case of any outstanding Award, necessary, in order to prevent dilution or enlargement of the rights of the Participant, then the Committee shall, in an equitable manner as determined by the Committee, adjust any or all of (i) the aggregate number and kind of shares of Stock which may be delivered in connection with Awards granted or Accounts established under the Plan, (ii) the number and kind of shares of Stock by which annual per person Award limitations are measured under Section 5.03, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards or Accounts, (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option, and (v) in the terms of RSUs under the Plan. 12.06 Tax Provisions a. Withholding. The Company and any Affiliate is authorized to withhold, at the time of grant or settlement or other time as appropriate, from any Award or Account, any payment relating to an Award or Account, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes required to be withheld by the Company or Affiliate. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of the Company’s (or an Affiliate’s) withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. The Committee is specifically authorized to allow Participants to satisfy withholding tax amounts by electing to have the Company (or an Affiliate) withhold from the shares of Stock to be delivered upon exercise of an Option or vesting or settlement of a Stock Award or Account that number of shares of Stock having a Fair Market Value equal to the amount required to be withheld. b. Required Consent to and Notification of Code Section 83(b) Election. No election under Code Section 83(b) (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Committee of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision. c. Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Committee of such disposition within ten days thereof. d. Payment of Tax Amount. Notwithstanding anything herein to the contrary, in the event the Internal Revenue Service should finally determine that part or all of the value of a Participant’s Account which has not actually been distributed or an Award that has not been settled is nevertheless required to be included in the Participant’s or Beneficiary’s gross income for federal income tax purposes, then an amount necessary to pay applicable federal, state or local income taxes on such includible value shall be distributed from the Account or with respect to the Award in a lump sum cash payment within sixty (60) days after such determination, without the requirement of separate approval by the Committee. A “final determination” of the Internal Revenue Service is a determination in writing ordering the payment of additional tax, reporting of additional gross income or otherwise requiring an Account or portion thereof to be included in gross income, which is not appealable or which the Participant or Beneficiary does not appeal within the time prescribed for appeals. For avoidance of doubt, this Section 12.06(d) applies to all Awards and Accounts both 409A Compensation and non-409A Compensation. 12.07 Amendment and Termination of the Plan The Company, acting through its Board on the recommendation of the Compensation Committee, may at any time terminate, and from time to time may amend or modify the Plan; provided, however, that no amendment or modification Horace Mann Educators Corporation 26 may become effective without approval of the amendment or modification by the Shareholders if shareholder approval is required to enable the Plan to satisfy any applicable federal or state statutory or regulatory requirements; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any Account or any outstanding Award (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant). In no event may any amendment or termination of the Plan accelerate the date of payment or distribution of 409A Compensation, except as may be permitted under Code Section 409A. 12.08 No Repricing Without the approval of Shareholders, the Committee will not amend or replace previously granted Options in a transaction that constitutes a “repricing,” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange, including but not limited to by means of cashing out options that whose exercise price is above the current Fair Market Value of a share of Stock. 12.09 Clawback; Right of Setoff Awards and Accounts are subject to the Company’s policy on recoveries and such other terms and conditions as the Committee may impose in the event the Committee determines a participant’s own misconduct contributed materially to his or her receipt of unearned amounts of cash, Stock or other property. The Company or any Affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or an Affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 12.09. Any such setoff shall be subject to Section 12.12. Notwithstanding the foregoing, no setoff form 409A Compensation may be made if it results in acceleration or deferral of the permitted payment date under Code Section 409A. 12.10 Nonexclusivity of the Plan Neither the adoption of the Plan by the Board nor its submission to the Shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements, and such other arrangements may be either applicable generally or only in specific cases. 12.11 Successors All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company. 12.12 Nature of Payments Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between the Company or any Affiliate and the Participant, except as such agreement shall otherwise expressly provide. 12.13 Electronic Media Under procedures authorized or approved by the Committee, any form for any notice, election, designation, or similar communication required or permitted to be given to or received from a Participant under this Plan may be given or received in an electronic medium (including computer network, e-mail or voice response system) and any such communication to or from a Participant through such electronic media shall be fully effective under this Plan for such purposes as such procedures shall prescribe. Any record of such communication retrieved from such electronic medium under its normal storage and retrieval parameters shall be effective as a fully authentic executed writing for all purposes of this Plan absent manifest error in the storage or retrieval process. Horace Mann Educators Corporation 27

12.14 Payments in the Event of Forfeitures; Fractional Shares Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration, or if less, the Fair Market Value on the date of forfeiture of the shares of Stock for which the Participant paid. Distributions in Stock shall be made in whole shares only, with the value of any fractional share distributed in cash. 12.15 Code Section 409A Considerations a. Construction in Compliance with Code Section 409A. The Company intends that none of the grant, exercise, settlement or amendment or termination of any Award under the Plan will cause the Participant to be liable for payment of interest or a tax penalty under Code Section 409A. The provisions of the Plan and any Award Agreement shall be construed consistent with that intent. b. Six-Month Delay. Any distribution or settlement of 409A Compensation triggered by the Separation from Service of a Specified Employee that would otherwise be made prior to the Deferred Distribution Date (as defined below) shall not occur earlier than the Deferred Distribution Date. The “Deferred Distribution Date” is the day that is six (6) month and one (1) day after a Participant’s Separation from Service. c. Certain Grandfathered Awards. Awards that are “grandfathered” under Code Section 409A and that, but for such grandfathered status, would be deemed to be subject to Code Section 409A shall be subject to the terms and conditions of the 2002 Incentive Plan as amended and restated at May 26, 2005 other than Sections 6(b)(ii) and 6(c)(ii) thereof, provided that if any provision adopted by amendment to the 2002 Incentive Plan or an Award Agreement after October 3, 2004, would constitute a material modification of such grandfathered Award, such provision will not be effective as to such Award unless so stated by the Committee in writing with specific reference to revoking such grandfathered status. Notwithstanding the foregoing, no Accounts shall be “grandfathered” under Code Section 409A. 12.16 Governing Law The Plan and all agreements and forms hereunder shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws, and applicable provisions of federal law. 12.17 Awards to Participants Outside the United States The Committee may adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for a Participant or group of participants who are then resident or primarily employed outside of the United States. Without limiting the generality of the foregoing, the Committee is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans in addition to the Sub-Plan, and Plan addenda as the Committee deems desirable, to accommodate foreign laws, regulations and practice; and (C) to modify the terms of any Award under the Plan in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. 12.18 Limitation on Rights Conferred under Plan Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or an Affiliate, (ii) interfering in any way with the right of the Company or an Affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award. Except as expressly provided in the Plan or an Award Agreement, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the Participant any rights or remedies thereunder. Horace Mann Educators Corporation 28

12.19 Severability; Entire Agreement If any of the provisions of this Plan or any Award Agreement are finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof. 12.20 Plan Term Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan, and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan; subject to Section 7.02 regarding Incentive Stock Options. 12.21 Gender and Number Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definitions of any term herein in the singular shall also include the plural. 12.22 General Creditor Status With respect to Awards and Accounts not denominated in Stock or Restricted Stock, each Participant and Beneficiary shall be and remain an unsecured general creditor of the Company with respect to any payments due and owing to such Participant or Beneficiary hereunder. All payments to persons entitled to benefits hereunder shall be made out of the general assets of the Company and shall be solely the obligation of the Company. To the extent the Plan is a promise by the Company to pay benefits in the future and it is the intention of the Company and Participants that the Plan be “unfunded” for tax purposes (and for the purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended). Horace Mann Educators Corporation 29